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                                                                      Exhibit 10


                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022



                                  June 9, 1998


The Millennium RHIM Funds, Inc.
303 Twin Dolphin Drive
Suite 530
Redwood Shores, CA 94065

Gentlemen:

                  We have acted as counsel to The Millennium RHIM Funds, Inc. (the "Company"), a Maryland corporation, in connection with the preparation and filing of Registration Statement No. 333-49347; 811-08729 on Form N-1A and the pre-effective amendment thereto (the "Registration Statement") covering shares of Common Stock, par value $.001 per share, of the Company's two initial series, The Millennium Growth Fund and The Millennium Growth & Income Fund (the "Funds").

                  We have examined copies of the Articles of Incorporation, the Articles of Amendment and Restatement, the By-Laws and the Amended and Restated By-Laws of the Company, the Registration Statement, and such other corporate records, proceedings and documents, including the consents of the Board of Directors of the Company, as we have deemed necessary for the purpose of this opinion. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to such opinion, we have relied upon statements and certificates of officers and representatives of the Company and others.

                  We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not express any opinion as to the laws of other states or jurisdictions, except as to matters of Federal law. With respect to Maryland corporate law, we have relied upon the opinion of Venable, Baetjer and Howard, LLP, special Maryland counsel, a copy of which is attached hereto.



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                  Based upon and subject to the foregoing, we are of the opinion that the shares of Common Stock, par value $.001 per share, of the Company, to be issued in accordance with the terms of the offering, as set forth in the Prospectus and Statement of Additional Information included as part of the Registration Statement, and when issued and paid for, will constitute validly authorized and legally issued shares of Common Stock, fully paid and non-assessable.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us in the Funds' Prospectus and the Statement of Information, included as part of the Registration Statement.


                                             Very truly yours,

                                             Spitzer & Feldman P.C.


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                                 June 9, 1998


Spitzer & Feldman, P.C.
405 Park Avenue
New York, NY  10022

         Re:      The Millennium RHIM Funds, Inc.

Ladies and Gentlemen:

                  We have acted as special Maryland counsel for The Millennium RHIM Funds, Inc., a Maryland corporation (the "Fund"), in connection with the organization of the Fund and the issuance of shares of its common stock, par value $.001 per share, of The Millennium Growth Fund and The Millennium Growth & Income Fund (each a "Series" and, collectively, the "Shares").

                  As special Maryland counsel for the Fund, we are familiar with its Charter and Bylaws. We have examined the prospectus included in its Registration Statement on Form N-1A (File Nos. 333-49347; 811-08729) (the "Registration Statement"), substantially in the form in which it is to become effective (the "Prospectus"). We have further examined and relied upon a certificate of the Maryland State Department of Assessments and Taxation to the effect that the Fund is duly incorporated and existing under the laws of the State of Maryland and is in good standing and duly authorized to transact business in the State of Maryland.

                  We have also examined and relied upon such corporate records of the Fund and other documents and certificates with respect to factual matters as we have deemed necessary to render the opinion expressed herein. With respect to the documents we have received, we have assumed, without independent verification, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity with originals of all documents submitted to us as copies.

                  Based on such examination, we are of the opinion and so advise you that:

                  1. The Fund is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland.

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Spitzer & Feldman, P.C.
June 9, 1998
Page 2


                  2. The Shares of the Fund to be offered for sale pursuant to the Prospectus are duly authorized, and, to the extent of the number of Shares of each Series, respectively, authorized to be issued by the Fund in its Charter, when sold, issued and paid for as contemplated by the Registration Statement, will be validly issued, fully paid and nonassessable.

                  This letter expresses our opinion with respect to the Maryland General Corporation Law governing matters such as due organization and the authorization and issuance of stock. It does not extend to the securities or "Blue Sky" laws of Maryland, to federal securities laws, or to other laws.

                  You may rely upon our foregoing opinion in rendering your opinion to the Fund. We consent to the filing of this opinion as an exhibit to the Registration Statement. This opinion may not be relied upon by any other person or for any other purpose without our prior written consent.

                                                Very truly yours,



                                                Venable, Baetjer and Howard, LLP